UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 9, 2011

NORTHSTAR REALTY FINANCE CORP.

(Exact name of registrant as specified in its charter)

Maryland	No. 001-32330	No. 11-3707493
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue 18th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 547-2600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 9, 2011, NorthStar Realty Finance Limited Partnership, a Delaware limited partnership (the “Operating Partnership”), the operating partnership through which NorthStar Realty Finance Corp., a Maryland corporation (“NorthStar”), conducts business, issued $150 million aggregate principal amount of its 7.50% Exchangeable Senior Notes due 2031 (the “Notes”) in a private offering exempt from registration in reliance on Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).  The Notes were issued pursuant to an Indenture, dated as of March 9, 2011 (the “Indenture”), among the Operating Partnership, as issuer, NorthStar and NRFC Sub-REIT Corp., a Maryland corporation (“Sub-REIT”), as Guarantors, and Wilmington Trust FSB, as Trustee (the “Trustee”), and are unsecured and unsubordinated obligations of the Operating Partnership ranking equally with all of the unsecured and unsubordinated obligations of the Operating Partnership.  Payments on the Notes are unconditionally guaranteed by each of NorthStar and Sub-REIT on an unsecured and unsubordinated basis.  The Notes are exchangeable into shares of the common stock, par value $0.01, of NorthStar (the “Common Stock”).

A copy of the Indenture is filed as Exhibit 4.1 hereto and incorporated by reference herein.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 9, 2011, the Operating Partnership issued $150 million aggregate principal amount of the Notes pursuant to a purchase agreement (the “Purchase Agreement”) by and among the Operating Partnership, NorthStar, Sub-REIT and Citigroup Global Markets Inc. and JMP Securities LLC, as representatives of the several initial purchasers (collectively, the “Initial Purchasers”), under which the Operating Partnership agreed to sell the $150 million principal amount of the Notes (plus up to an additional $22.5 million principal amount of the Notes at the option of the Initial Purchasers) in private offerings exempt from registration in reliance on Section 4(2) of the Securities Act.  The Purchase Agreement contemplates the resale by the Initial Purchasers of the Notes to qualified institutional buyers in reliance on Rule 144A under the Securities Act.

Interest on the Notes will be payable semi-annually in arrears on March 15 and September 15 of each year, beginning September 15, 2011, and the Notes will mature on March 15, 2031 unless previously redeemed by the Operating Partnership, repurchased by the Operating Partnership or exchanged in accordance with their terms prior to such date.  Terms used herein but not defined herein have the meaning set forth in the Indenture filed as Exhibit 4.1 hereto and incorporated by reference herein.

Prior to March 15, 2016, the Operating Partnership will not have the right to redeem the Notes, except to preserve NorthStar’s status as a real estate investment trust for U.S. federal income tax purposes.  On or after March 15, 2016, the Operating Partnership may redeem for cash all or part of the Notes at any time, at 100% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to but excluding the Redemption Date.  On each of March 15, 2016, March 15, 2021 and March 15, 2026, and in the event of a Change in Control, holders of the Notes may require the Operating Partnership to repurchase the Notes, in whole or in part, for cash equal to 100% of the principal amount of Notes to be repurchased, plus accrued and unpaid interest, if any, to but excluding the date of repurchase.

The holders of the Notes have an option to exchange the Notes into, at the Operating Partnership’s election, cash, Common Stock or a combination of cash and Common Stock.  The initial Exchange Rate for each $1,000 principal amount of Notes is 155.2120 shares of Common Stock, representing an exchange price of approximately $6.44 per share.  The initial exchange price represents a premium of 18%, based on the closing per-share price of Common Stock on March 3, 2011.  The initial Exchange Rate is subject to adjustment under certain circumstances described in the Indenture.

The sale of $150 million principal amount of Notes was completed on March 9, 2011.  The Operating Partnership has granted the Initial Purchasers an option exercisable within 30 days from March 3, 2011 to purchase up to an additional $22.5 million in principal amount of the Notes from the Operating Partnership to cover over-allotments, if any.  Net proceeds from the offering will be used to purchase or repay NorthStar’s debt and for general corporate purposes.

In connection with the Operating Partnership’s offering of the Notes, NorthStar entered into a registration rights agreement, dated as of March 9, 2011 (the “Registration Rights Agreement”), with the representatives of the Initial Purchasers, pursuant to which NorthStar has agreed to file a registration statement under the Securities Act covering the resale of the shares of Common Stock deliverable upon exchange of the Notes, or to designate an existing shelf registration statement to cover the resale of such shares of Common Stock.  The Operating Partnership will be required to pay specified additional interest to the holders of the Notes if NorthStar fails to comply with its obligations to register the Common Stock issuable upon exchange of the Notes within specified time periods, or if the registration statement ceases to be effective or the use of the prospectus is suspended for specified time periods.  The Operating Partnership will not be required to pay additional interest with respect to any Note after it has been converted for any Common Stock.

A copy of the Registration Rights Agreement is filed as Exhibit 4.4 hereto and incorporated by reference herein.

The Notes, the guarantee of the Notes and the underlying Common Stock issuable upon exchange of the Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  This Current Report on Form 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 2.03 of this Current Report on Form 8-K with respect to the Notes and the exchange thereof for Common Stock is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibit is furnished as part of this Report on Form 8-K:

Exhibit Number	Description

4.1

Indenture, dated as of March 9, 2011, among NorthStar Realty Finance Limited Partnership, as Issuer, NorthStar Realty Finance Corp. and NRFC Sub-REIT Corp., as Guarantors, and Wilmington Trust FSB, as Trustee.

4.2	Form of Note of NorthStar Realty Finance Limited Partnership (included in Exhibit 4.1).

4.3	Form of Guarantee of NorthStar Realty Finance Corp. and NRFC Sub-REIT Corp. (included in Exhibit 4.1).

4.4	Registration Rights Agreement, dated as of March 9, 2011, among NorthStar Realty Finance Corp. and Citigroup Global Markets Inc. and JMP Securities LLC, as representatives of the initial purchasers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHSTAR REALTY FINANCE CORP.

Date: March 9, 2011	By:	/s/ Albert Tylis
Name: Albert Tylis
Title: Chief Operating Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

4.1

Indenture, dated as of March 9, 2011 among NorthStar Realty Finance Limited Partnership, as Issuer, NorthStar Realty Finance Corp. and NRFC Sub-REIT Corp., as Guarantors, and Wilmington Trust FSB, as Trustee.

4.2	Form of Note of NorthStar Realty Finance Limited Partnership (included in Exhibit 4.1).

4.3	Form of Guarantee of NorthStar Realty Finance Corp. and NRFC Sub-REIT Corp. (included in Exhibit 4.1).

4.4	Registration Rights Agreement, dated as of March 9, 2011, among NorthStar Realty Finance Corp. and Citigroup Global Markets Inc. and JMP Securities LLC, as representatives of the initial purchasers.